                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                              0-23970             77-0216135
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      (State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)                   File Number)       Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On  January 6, 2005,  Steven L. Bock was  elected a Director  of the
Company to serve the remainder of the term of former  Director Steven Owings who resigned in August, 2004. The term ends in 2006. Mr. Block has been appointed to serve  on the  Company's  Audit  Committee  and  its  Nominating  and  Corporate
Governance Committee.

            A press release of the Company  discussing  Mr.  Bock's  election is attached.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

            Exhibit Number       Description
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            99.1                 Press  release of the Company dated January 10,
                                 2005

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FALCONSTOR SOFTWARE, INC.

Dated: January 10, 2005                         By: /s/ James Weber
                                                    ----------------------------
                                                Name:  James Weber
                                                Title: Chief Financial Officer
                                                       and Vice President

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